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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 24, 2008

                           China Pharma Holdings, Inc
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              000-29532                                    73-1564807
       (Commission File Number)          (IRS Employer Identification Number)

                            2nd Floor, No. 17, Jinpan Road
                            Haikou, Hainan Province, China
                       (Address of Principal Executive Offices)

                                    86-898-66811730
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 This  Form 8-K and other  reports  filed by China  Pharma  Holdings  Inc.  (the
 "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.02 Unregistered Sales of Equity Securities

On December 24, 2008, the Company issued to Hayden Communications International, Inc. three-year warrants to purchase 8,333 shares of the Company's common stock at $3.0 per share and three-year warrants to purchase 8,333 shares of the Company's common stock at $3.5 per share. The Company issued these warrants as part of the equity compensation under the Investor Relations Consulting Agreement entered into between the Company and Hayden Communications International, Inc.

All the warrants described above were issued in reliance upon the exemption from registration under the Securities Act 1933 (the "Act") provided by Section 4(2) thereof and Rule 506 thereunder and exemptions from registration under applicable state securities laws.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:


    EXHIBIT NO.            DESCRIPTION
    10.1                   Form of Warrant  issued to Hayden  Communications
                           International, Inc. ($3.0 per share)
    10.2                   Form of Warrant  issued to Hayden  Communications
                           International, Inc. ($3.5 per share)




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                                    Signature



Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

China Pharma Holdings, Inc.
Date: December 24, 2008


  /s/ Zhilin Li
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      Zhilin Li
 President and CEO